UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 2006

                          Infinity Capital Group, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                               Fayber Group, Inc.
                          ---------------------------
                            (Former name pre-merger)

                                    Maryland
                               ------------------
                 (State or other jurisdiction of incorporation)


          000-30999                                     16-1675285
---------------------------                         -------------------
(Commission File Number)                              (I.R.S. Employer
                                                     Identification No.)


              80 Broad Street, 5th Floor, New York, New York 10004
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (212) 962-4400


                 ---------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
     [_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS......................................2

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................2

SECTION 6. RESERVED............................................................3

SECTION 7. REGULATION FD ......................................................3

SECTION 8. OTHER EVENTS........................................................3

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS...................................4

SIGNATURES.....................................................................5


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


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ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.



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

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.


Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.
                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Rule 17g-1 of the Investment Act of 1940 requires that management investment companies obtain fidelity bond coverage against larceny and embezzlement, covering each officer and employee of the investment company, who may singly, or jointly with others, have access to securities or funds of the investment company. Accordingly, the Corporation has filed a fidelity bond issued by the Great American Insurance Group, a fidelity insurance company authorized to do business in the State of New York.


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The bond names the Corporation, and the persons engaged in the management of the
Corporation:

Gregory H. Laborde                - President
Theodore A. Greenberg             - CFO, Corporate Secretary
Steven Katz                       - Senior Vice President - Business Development

As insured (hereinafter referred to as a "joint insured bond"). The bond shall be in such reasonable form and amount as a majority of the board of directors of the registered management investment company who are not "interested persons" of such investment company shall approve as their fiduciary duties require, but not less than once every 12 months, with due consideration to all relevant factors including, but not limited to, the value of the aggregate assets of the registered management investment company to which any covered person may have access, the type and terms of the arrangements made for custody and safekeeping of such assets, and the nature of the securities in the Corporations portfolio.

The amount of the joint insured bond shall be at least equal to an amount computed in accordance with the schedule from Rule 17g-1 (d) (1) ("the schedule"), and at the year ending December 31, 2005, the Company had gross assets totaling $458,050. According to the schedule the minimum amount of the required bond is $50,000.



                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)       Financial Statements -  None

         Exhibits -        99       Copy of Bond
                           99.1     Resolution of the Board of Directors
                           99.2     Statement regarding Premiums



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                          ----------------------------
                                  (Registrant)



                      Dated: May 1, 2006



                      /s/Gregory H. Laborde

                      ------------------------------------
                      Gregory H. Laborde, President























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